UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

CACHE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10345	59-1588181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 Broadway

New York, New York 10018
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 575-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 12, 2014, as part of its review of the corporate governance policies of Cache, Inc. (the “Company”), the Board of Directors (the “Board”) of the Company adopted a new Code of Conduct (the “Code of Conduct”) which applies to all officers and employees of the Company and a separate Code of Conduct for Non-Employee Directors (the “Non-Employee Director Code of Conduct”), which applies to non-employee directors. The Code of Conduct and the Non-Employee Director Code of Conduct amend, supersede and replace the prior Code of Conduct of the Company (the “Prior Code”).  The Code of Conduct and the Non-Employee Director Code of Conduct were adopted to better conform to the express language and requirements of the Securities and Exchange Commission and the Nasdaq Listing Rules. The adoption of the Code of Conduct and the Non-Employee Director Code of Conduct did not relate to or result in any waiver, explicit or implicit, of any provision of the Prior Code.

The description of the Code of Conduct and the Non-Employee Director Code of Conduct contained in this report are qualified in their entirety by reference to the full text of the Code of Conduct and the Non-Employee Director Code of Conduct, as applicable, which are publicly available on the investor relations page of the Company’s website at http://www.cache.com.  In addition, you may request a copy of the Code of Conduct and the Non-Employee Director Code of Conduct, free of charge, by sending a written communication to the Secretary, Cache, Inc., 1440 Broadway, New York, NY 10018.

Item 5.08 Shareholder Director Nominations.

On March 12, 2014, the Board scheduled the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”) for June 9, 2014.  Please note, the date of the Annual Meeting has changed by more than 30 days from the anniversary of the Company’s 2013 annual meeting of stockholders.

Accordingly, in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended, the deadline for receipt of stockholder director nominations has been set at March 27, 2014. In order for a stockholder director nomination to be considered timely under Rule 14a-8, it must be received at the Company’s principal executive offices at Cache, Inc., 1440 Broadway, New York, NY 10018 by March 27, 2014 and be directed to the attention of the Secretary.

Regarding stockholder proposals submitted outside the processes of Rule 14a-8, in accordance with the terms and conditions of the Company’s Bylaws, notice of stockholder proposals or stockholder director nominations must be received at the Company’s principal offices between February 9, 2014 and March 27, 2014, which is not more than 90 days and not less than the 10th day following the day on which public announcement of the date of the Annual Meeting was first made. Such notices shall set forth the information required by the Bylaws, and are to be directed to the attention of the Secretary.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHE, INC.

Dated: March 18, 2014	/s/ Anthony F. DiPippa
Anthony F. DiPippa
Executive Vice President and Chief Financial Officer

3